UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 19, 2013

PVF Capital Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-24948	34-1659805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30000 Aurora Road, Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 248-7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 19, 2013, F.N.B. Corporation (“FNB”), the parent company of First National Bank of Pennsylvania (“FNB Bank”), and PVF Capital Corp. (“PVFC”), the parent company of Park View Federal Savings Bank (“Park View Federal”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which PVFC will merge with and into FNB (the “Merger”). Promptly following consummation of the Merger, it is expected that Park View Federal will merge with and into FNB Bank.

Pursuant to the Merger Agreement, shareholders of PVFC will receive 0.3405 shares of FNB common stock for each common share of PVFC they own (the “Exchange Ratio”). Outstanding PVFC stock options and restricted share awards relating to PVFC common shares will be converted into options and share awards relating to shares of FNB common stock upon consummation of the Merger, subject to adjustments based on the Exchange Ratio. Each outstanding warrant to purchase PVFC common shares will be cancelled at the Effective Time, as defined in the Merger Agreement, and each holder of a warrant will be entitled to receive a cash payment from FNB based upon the Average Closing Price of a share of FNB common stock as of the closing date, the Exchange Ratio and the strike price for the warrants. As defined in the Merger Agreement, the Average Closing Price is the average composite closing price of a share of FNB common stock as reported by the New York Stock Exchange for each of the twenty consecutive trading days ending on and including the fifth trading day prior to the specified date.

The Merger Agreement contains (a) customary representations and warranties of PVFC and FNB, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of PVFC and FNB to conduct their respective businesses in the ordinary course until the Merger is completed; and (c) covenants of PVFC and FNB not to take certain actions during such period. PVFC has also agreed that neither it nor its representatives will (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions, or approve, endorse or recommend, or take other actions relating to, an alternative business combination transaction.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by PVFC shareholders, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of each party, effectiveness of the registration statement to be filed by FNB with the Securities and Exchange Commission (“SEC”) to register shares of FNB common stock to be offered to PVFC shareholders, receipt of tax opinions, and the absence of any injunctions or other legal restraints.

The Merger Agreement contains certain termination rights for each of PVFC and FNB, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals; if, subject to certain conditions, the Merger has not been completed by December 31, 2013; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; PVFC’s shareholders failing to approve the transaction by the required vote; entry by PVFC into an alternative business combination transaction pursuant to a “superior proposal”, as defined by the Merger Agreement; or the failure by the Board of Directors of PVFC to recommend the Merger to its shareholders. If the Merger Agreement is terminated under certain circumstances, PVFC has agreed to pay FNB a termination fee of $4.0 million.

In connection with the execution of the Merger Agreement, all of the directors of PVFC entered into substantially identical voting agreements with FNB pursuant to which such shareholders have agreed, among other things, to vote their respective PVFC common shares in favor of the approval of the Merger Agreement and the transactions contemplated thereby. The form of voting agreement is included in Exhibit 2.1 as an exhibit to the Merger Agreement and is incorporated herein by reference.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Merger Agreement (i) will not survive consummation of the Merger, unless otherwise specified therein, and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as the result of a willful breach, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding FNB, PVFC, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding FNB or PVFC, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of PVFC and a prospectus of FNB, as well as in the Forms 10-K, Forms 10-Q and other filings that each of FNB and PVFC make with the SEC.

Important Additional Information About the Merger

In connection with the Merger, FNB will file with the SEC a registration statement on Form S-4. The registration statement will include a prospectus for the offer and sale of FNB common stock to PVFC shareholders, which will be combined with the proxy statement of PVFC for the solicitation of proxies from PVFC’s shareholders for use at the meeting at which the Merger will be voted upon. The prospectus/proxy statement and other documents filed by FNB and PVFC with the SEC will contain important information about FNB, PVFC and the Merger. SHAREHOLDERS OF PVF CAPITAL CORP. ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and shareholders will be able to obtain a free copy of the prospectus/proxy statement — along with other filings containing information about FNB and PVFC — at the SEC’s website at http://www.sec.gov. Copies of the prospectus/proxy statement, and the filings with the SEC incorporated by reference in the prospectus/proxy statement, can also be obtained (when available) free of charge by directing a request to Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139, telephone (440) 248-7171, or by visiting PVFC’s website at www.parkviewfederal.com and clicking on “Our Company” at the top of the page, “Investor Relations” on the left, and then “Publications & Filings.”

PVFC and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning PVFC’s directors and executive officers will be set forth in the prospectus/proxy statement relating to the Merger. Information concerning PVFC’s directors and executive officers is also set forth in its proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or the SEC in its rules, regulations and releases. PVFC intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectation regarding important risk factors including, but not limited to, the ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by PVFC shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the FNB and PVFC businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; real estate values; changes in accounting, tax or regulatory practices or requirements; and those risk factors detailed in PVFC’s periodic reports and registration statements filed with the SEC. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by PVFC or any other person that results expressed therein will be achieved. This Current Report on Form 8-K contains time-sensitive information that reflects management’s best analysis only as of the date hereof. PVFC does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in PVFC’s periodic filings with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger between F.N.B. Corporation and PVF Capital Corp., dated as of February 19, 2013 (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVF CAPITAL CORP.

By:	/s/ Jeffrey N. Male
Jeffrey N. Male
Vice President and Secretary

Date: February 22, 2013